SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2002

MindArrow Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28403 (Commission File Number)	77-0511097 (I.R.S. Employer Identification No.)

101 Enterprise, Suite 340, Aliso Viejo, California (Address of principal executive offices)	92656 (Zip Code)

Registrant’s telephone number, including area code: (949) 916-8705

N/A
(Former name or former address, if changed since last report)

Item 5. OTHER EVENTS
SIGNATURES

Item 5. OTHER EVENTS

     MindArrow Systems, Inc. announced today that it has tentatively set Thursday, March 14, 2002 as the date for its annual meeting of shareholders and has set February 11, 2002 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting. The annual meeting will be held at the Company’s offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656.

     Proposals of shareholders of MindArrow Systems, Inc. intended to be presented at the annual meeting must be received in writing by MindArrow at its offices located at 101 Enterprise, Suite 340, Aliso Viejo, California 92656, by January 31, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Any shareholder proposals must also comply with the applicable requirements of the federal securities laws. Shareholder proposals intended to be presented at the annual meeting but submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal which is not submitted for inclusion in MindArrow’s proxy statement) must be received by MindArrow at its principle executive offices by January 31, 2002 to be considered timely under MindArrow’s bylaws.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDARROW SYSTEMS, INC.

	By:	/s/ Michael R. Friedl

Date: January 18, 2002		Michael R. Friedl Chief Financial Officer, Treasurer and Secretary